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                      METROPOLITAN LIFE INSURANCE COMPANY
                       THE NEW ENGLAND VARIABLE ACCOUNT

                      NEW ENGLAND LIFE INSURANCE COMPANY
                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
     NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT (AMERICAN GATEWAY SERIES)

                      Supplement dated November 10, 2000
                                      to
                        Prospectuses dated May 1, 2000

This supplement describes certain changes to your Zenith Accumulator variable annuity contract issued by Metropolitan Life Insurance Company ("MetLife"), American Growth Series variable annuity contract and American Gateway Series single premium variable life insurance policy issued by New England Life Insurance Company ("NELICO") (collectively "the Contracts").

Subaccount Closing

On December 1, 2000, the Morgan Stanley International Magnum Equity Series will close. No premium payments or account value may be allocated to this subaccount on or after that date.

Substitution

On December 1, 2000, MetLife and NELICO will substitute shares of the Putnam International Stock Portfolio (the "New Portfolio") of the Metropolitan Series Fund, Inc. for shares of the Morgan Stanley International Magnum Equity Series (the "Old Portfolio") of the New England Zenith Fund held by subaccounts of The New England Variable Account, New England Variable Annuity Separate Account and the New England Variable Life Separate Account. The effect of the share substitution will be to replace the Old Portfolio with the New Portfolio as an investment option under the Contracts, without charge to Contract owners.

This supplement is being sent to inform you that the substitution will be carried out, and that from March 17, 2000 until 30 days following the date the substitution is carried out, you may make one transfer of contract value from the subaccount corresponding to the Old Portfolio (before the substitution) or the subaccount corresponding to the New Portfolio (after the substitution) to any other subaccount without charge and without that transfer counting toward the number of transfers permitted without charge under the Contracts. Also, MetLife and NELICO will not exercise any rights reserved under the Contracts to impose restrictions on transfers for a period of at least 30 days following the substitution.

Additional information about the New Portfolio, including its investment policies, risks, fees and expenses and all other aspects of its operations, can be found in the current prospectus for the New Portfolio, which was previously provided to you in your May 1, 2000 prospectus booklet. This prospectus should be read carefully before investing. To request an additional copy of the prospectus for the New Portfolio, please call 1-800-435-4117.

This supplement should be retained with your Contract prospectus for future reference.



VA-199-00